[LOGO OF SMITH BARNEY MUTUAL FUNDS]

                                SMITH BARNEY
                                    FUNDS, INC.
                              LARGE CAP VALUE Fund

                                             STYLE PURE SERIES

                                             ANNUAL REPORT

                                             DECEMBER 31,1999

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Funds, Inc.
Large Cap Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Large Cap Value Fund ("Portfolio") seeks current income and long-term growth of income and capital primarily through investments in common stocks. It invests primarily in common stocks of companies having market capitalizations of at least $5 billion.

Smith Barney Funds, Inc.
Large Cap Value Fund
Average Annual Total Returns
December 31, 1999


                                      Without Sales Charges(1)
                              ---------------------------------------
                               Class A         Class B       Class L
=====================================================================
One-Year                       (0.91)%         (1.66)%       (1.65)%
---------------------------------------------------------------------
Five-Year                      17.53           16.63         16.61
---------------------------------------------------------------------
Ten-Year                       11.86            N/A           N/A
---------------------------------------------------------------------
Since Inception+               11.39           15.82         13.03
=====================================================================

                                        With Sales Charges(2)
                              ---------------------------------------
                               Class A         Class B       Class L
=====================================================================
One-Year                       (5.86)%         (6.31)%       (3.54)%
---------------------------------------------------------------------
Five-Year                      16.33           16.53         16.38
---------------------------------------------------------------------
Ten-Year                       11.29            N/A           N/A
---------------------------------------------------------------------
Since Inception+               11.22           15.82         12.87
=====================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are May 18, 1967, November 7, 1994 and December 2, 1992, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We continue to view strengthening global demand as a compelling investment theme and believe the raw materials, capital goods and energy sectors should perform well in the coming months. Although no guarantees can be made, we believe we've identified several attractively valued, high-quality companies poised to benefit from our expectation of higher global demand.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

       Class A                            SBCIX
       Class B                            SBCCX
       Class L                            SBGLX

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WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter .........................................................  1

Historical Performance .....................................................  5

Large Cap Value Fund at a Glance ...........................................  8

Schedule of Investments ....................................................  9

Statement of Assets and Liabilities ........................................ 11

Statement of Operations .................................................... 12

Statements of Changes in Net Assets ........................................ 13

Notes to Financial Statements .............................................. 14

Financial Highlights ....................................................... 18

Independent Auditors' Report ............................................... 22

Additional Shareholder Information ......................................... 23

Tax Information ............................................................ 24

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                                    [PHOTO]

HEATH  B.                                  ELLEN  CARDOZO
MCLENDON                                   SONSINO
Chairman                                   Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Funds Inc. - Large Cap Value Fund ("Fund") for the period ended December 31, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic conditions and briefly outline the Fund's investment strategy. Any discussion of the Fund's holdings is as of December 31, 1999. Please refer to pages nine and ten for the Fund's holdings. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Performance

For the year ended December 31, 1999, the Fund generated negative total returns of 0.91%, 1.66% and 1.65% for its Class A, B and L shares, without the effects of sales charges, respectively. In comparison, the Russell 1000 Value Index1 posted a total return of 7.35% for the same period. Past performance is not an indication of future results. Additional performance information begins on page five.


Market Update

As 1999 drew to a close, optimism among many investors reached new heights as enthusiasm about jobs, wages, the economy and a continuation of the solid stock market gains of recent years contributed to the second-highest reading of consumer confidence in the 32-year history of the index. The exuberance was seen both in the performance of the economy and the financial markets.

The Dow Jones Industrial Average ("DJIA"),2 up 27.29% for the year, and the Standard and Poor's 500 Index ("S&P 500"),3 higher by 21.03% during the year, registered solid gains representing a record fifth consecutive year of double-digit growth. While clearly the returns of these more established stock indices were exceptional on a historical basis, the tech-heavy NASDAQ Composite Index ("NASDAQ")4 generated truly outstanding returns. The NASDAQ was up 85.59% for the year ended December 31, 1999. However, with few exceptions, positive returns were isolated to a small group of mega-sized, highly valued technology growth stocks. For the S&P 500 in 1999 ten stocks accounted for 65% of its performance, without them it would have been up only 6.9%.

In fact, the NASDAQ's 1999 annual return surpassed the previous record, established in 1915, for the largest annualized return of 81.7%. Continuing a trend


----------

1 The Russell 1000 Value Index contains those stocks in the major Russell indexes with a less-than-average growth orientation. Companies that are categorized in this index generally have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values. A price-earnings ratio is a widely used gauge of a stock's valuation that indicates what investors are paying for an interest in a company based on its prior earnings. A price-to-book ratio shows the price of a stock compared to the company's book value.

2 The DJIA is a price-weighted average of 30 actively traded blue chip stocks. Figures for the DJIA include reinvestment of dividends

3 The S&P 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends.

4 The NASDAQ is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ Stock Market.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      1
in recent years, the NASDAQ's performance came from a relatively small group of technology stocks that helped propel the index past 60 records during the year, even as the majority of other stocks did not perform well. In fact, in both the NYSE and NASDAQ, two-thirds of the stocks finished the year down at least 20 percent from their peaks. While technology stocks rose to new heights, most value-oriented stocks posted only modest returns.

The volatility of the U.S. stock market and the fact that so few stocks did well during 1999 was challenging for value-oriented investors like us. Popular market-capitalization weighted indices such as the S&P 500 posted performance results that hid the lackluster returns of the overall market. In fact, the median return in the S&P 500 was actually negative in 1999, with close to 28% of the stocks in the index posting returns that were down 20%, and 38% registering returns that were down more than 10%. The performance of the Russell 1000 Value Index can largely be attributed to the performance of only a few stocks. Similar to the S&P 500, the median stock in the Russell 1000 Value Index also posted a negative return, though the median Russell 1000 Value Stock posted a more severe 5.75% decline, with 32.9% of the stocks in the index down over 20%, and 45% down more than 10%. The technology sector contributed 42% of the Russell 1000 Value Index's return, even though the sector made up only 7.4% of the Index at year end.5

Just as the major stock indices reached new records, the economy's expansion became the longest in American history. In our opinion, the robust U.S. economy put into question longstanding theories of employment, productivity and inflation and challenged conventional wisdom as to how much an economy can grow without triggering inflation. Although many more investors now accept the realities of the New Economy than might have just a year ago, strong economic growth put Federal Reserve Board ("Fed") officials on guard, as evidenced by their reversal of its three interest rate reductions last fall. Core inflation nevertheless remains benign. Additionally, with productivity rising faster than wages, pressures on companies to raise prices remain modest. However, because of growth restraints such as a strong dollar, a manufacturing profit recession and weak global demand (now abating), the expansion's ability to defy time-honored links between growth and inflation will be tested in coming months. Indeed, recent data on retail sales, consumer spending and job growth caused economists to revise their estimates on economic growth upward.

In our view, with scarce evidence of the economy slowing, despite the three rate rises in 1999, a measure of caution seems appropriate in 2000. We think that the Fed may raise rates in the coming months, and we expect this tightening to cool off the economy and stop any inflationary pressures from building.


Investment Strategy and Portfolio Update
Our investment strategy in the Large Cap Value Fund remained unchanged during the period. We continued to focus on identifying high-quality, attractively valued companies with adequate earnings visibility and clearly identifiable catalysts.

International Paper and Alcoa were clear beneficiaries of global economic growth and we established substantial positions in both companies. In our opinion, International Paper's management team is aggressively reducing costs, eliminating less efficient production and capitalizing on economies of scale. We think this has enabled International Paper, which recently completed its acquisition of Union Camp, to improve margins even before the benefits of better pricing begin to positively impact earnings.


----------
 5 This information was supplied by FactSet Research Systems Inc.

--------------------------------------------------------------------------------
 2                                            1999 Annual Report to Shareholders

Two years ago, as Asian demand collapsed and aluminum prices fell, Alcoa's focus on reducing costs and sticking to strict financial goals lessened its dependence on price increases and allowed the company to exhibit higher levels of profitability than its peers. With aluminum prices rising, a superior operating structure and merger benefits from its recent Alumax acquisition, we expect Alcoa to generate significant earnings growth in the coming months.

Recently, we changed the Fund's exposure within the financial industry, de-emphasizing traditional banks more vulnerable to the margin compression associated with rising rates in favor of financial institutions with more diversified earnings streams. In our view, many of these companies are better positioned to benefit from globalization, favorable retirement trends and the maturation of the capital markets abroad. Although fears of rising rates hurt the performance of most financials, Marsh & McLennan performed well. Anecdotal accounts of price increases by senior insurance executives suggests to us that pricing for standard commercial insurance likely will rise throughout 2000. As the world's largest insurance broker, we think that Marsh & McLennan stands to benefit from any such expected turn in pricing. In fact, Marsh & McLennan's stock also rose significantly after the head of its Putnam Investments unit reported that assets under management were expected to rise from $318 billion to $350 billion in the last months of 1999.

We think that the unleashing of competition in previously tightly regulated industries continues to create both investment risks and opportunities, acting as a positive agent of change for well-positioned companies and a drag on the performance of companies that are unwilling to change. Enron and Sprint have established some of the strongest competitive positions within their respective deregulated industries.

We think that the broad scope of Enron's global wholesale and retail energy franchises alone has created a formidable barrier to entry and the company strengthened its competitive position throughout the period. Enron also posted accelerating earnings growth driven by deregulation of the U.S. electricity markets, outsourcing by major corporations for much of their energy needs and the deregulation of the European gas and electricity markets.

Sprint, the nation's third largest provider of long distance services, continued to enter new markets and benefited from growing demand for wireless communication and Internet services. The company's shares also took advantage of merger-related catalysts, when BellSouth, in an unexpected move, put together a competing bid against MCI Worldcom's initial offer for the company. Ultimately, Sprint agreed to be acquired by MCI Worldcom in a $115 billion deal.

Although Raytheon has grown through acquisitions to become a large and competitive player in the aerospace/defense industry, the stock's performance proved disappointing during the period. The company revised earnings downward several times during the second half of 1999 and cited delays in procurement decisions, slowness in booking international awards and an unfavorable program mix change as the reasons for the earnings shortfall. We believe the challenges facing Raytheon will dampen intermediate-term enthusiasm for the shares and that is why we sold our positions.

We also eliminated positions in First Union earlier in the year, after management revised earnings expectations lower twice in three months and it became apparent to us that anticipated operational momentum would not materialize in 1999. Higher than expected technology costs, sluggish revenue growth and merger-related lower cost savings versus expectations also contributed to a string of disappointments.



--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      3

Xerox was down after several earnings disappointments throughout the second half of 1999. Management attributed disappointing results to a wide range of issues including Y2K-related delays in purchase orders, declining productivity linked to a massive sales reorganization and persistent economic weakness in Brazil. And while no guarantees can be given, Xerox's current valuation is near historically low levels and we believe a turnaround and improvement in earnings may be likely by the second half of 2000.

Market Outlook
We suspect that a critical factor influencing returns related to value and other non-tech investment strategies will be the breadth of the market returns. Consider that only 50% of the stocks in the S&P 500 had a positive return last year, while correspondingly the rest declined. With the largest multiple point spread differential among S&P 500 constituents in the past 20 years, it is difficult to imagine the dichotomy of market returns becoming significantly more extreme. With global demand accelerating, industry analysts projecting 17% earnings growth for 2000 and the narrowness of market returns at historical highs, the prospects for improved relative performance for value-driven investment strategies appear favorable in our opinion.

In closing, thank you for your continued investment in the Smith Barney Large Cap Value Fund. We look forward to continuing to help you pursue your financial goals in the years to come.

Sincerely,

/s/Heath B. McLendon                  /s/Ellen Cardozo Sonsino

Heath B. McLendon                     Ellen Cardozo Sonsino
Chairman                              Vice President

January 15, 2000


--------------------------------------------------------------------------------
 4                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

               Net Asset Value
             -------------------
             Beginning     End      Income     Capital Gain      Return       Total
Year Ended    of Year    of Year   Dividends   Distributions   of Capital   Returns(1)
=======================================================================================
12/31/99      $18.28      $17.00     $0.20         $0.85         $0.06        (0.91)%
---------------------------------------------------------------------------------------
12/31/98       17.09       18.28      0.23          1.06          0.00        14.61
---------------------------------------------------------------------------------------
12/31/97       14.79       17.09      0.29          1.50          0.00        27.86
---------------------------------------------------------------------------------------
12/31/96       14.59       14.79      0.36          1.79          0.00        16.06
---------------------------------------------------------------------------------------
12/31/95       12.18       14.59      0.39          1.18          0.00        33.05
---------------------------------------------------------------------------------------
12/31/94       13.31       12.18      0.42          0.14          0.00        (4.31)
---------------------------------------------------------------------------------------
12/31/93       12.48       13.31      0.46          0.73          0.00        16.38
---------------------------------------------------------------------------------------
12/31/92       12.51       12.48      0.51          0.40          0.00         7.23
---------------------------------------------------------------------------------------
12/31/91       10.54       12.51      0.73          0.05          0.00        26.57
---------------------------------------------------------------------------------------
12/31/90       12.69       10.54      0.70          0.25          0.00        (9.46)
=======================================================================================
Total                                $4.29         $7.95         $0.06
=======================================================================================


Historical Performance -- Class B Shares

                           Net Asset Value
                           ---------------
                         Beginning      End      Income     Capital Gain       Return       Total
Year Ended                of Year     of Year   Dividends   Distributions    of Capital   Returns(1)
=====================================================================================================
12/31/99                 $18.21       $16.94      $0.05         $0.85          $0.06        (1.66)%
-----------------------------------------------------------------------------------------------------
12/31/98                  17.03        18.21       0.09          1.06           0.00        13.71
-----------------------------------------------------------------------------------------------------
12/31/97                  14.74        17.03       0.15          1.50           0.00        26.83
-----------------------------------------------------------------------------------------------------
12/31/96                  14.54        14.74       0.24          1.79           0.00        15.22
-----------------------------------------------------------------------------------------------------
12/31/95                  12.15        14.54       0.29          1.18           0.00        32.07
-----------------------------------------------------------------------------------------------------
Inception*-- 12/31/94     12.54        12.15       0.09          0.14           0.00        (1.28)+
=====================================================================================================
Total                                             $0.91         $6.52          $0.06
=====================================================================================================



-------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      5

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                          ---------------
                        Beginning       End      Income     Capital Gain     Return         Total
Year Ended               of Year      of Year   Dividends   Distributions   of Capital     Returns(1)
======================================================================================================
12/31/99                 $18.22       $16.95      $0.05         $0.85          $0.06        (1.65)%
------------------------------------------------------------------------------------------------------
12/31/98                  17.05        18.22       0.10          1.06           0.00        13.73
------------------------------------------------------------------------------------------------------
12/31/97                  14.76        17.05       0.16          1.50           0.00        26.85
------------------------------------------------------------------------------------------------------
12/31/96                  14.57        14.76       0.24          1.79           0.00        15.15
------------------------------------------------------------------------------------------------------
12/31/95                  12.18        14.57       0.29          1.18           0.00        32.01
------------------------------------------------------------------------------------------------------
12/31/94                  13.30        12.18       0.34          0.14           0.00        (4.91)
------------------------------------------------------------------------------------------------------
12/31/93                  12.48        13.30       0.36          0.73           0.00        15.46
------------------------------------------------------------------------------------------------------
Inception*-- 12/31/92     12.87        12.48       0.06          0.40           0.00        (0.57)+
======================================================================================================
Total                                             $1.60         $7.65          $0.06
======================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                    ---------------------
                        Beginning       End       Income    Capital Gain     Return      Total
Year Ended               of Year      of Year   Dividends   Distributions  of Capital  Returns(1)
==================================================================================================
12/31/99                 $18.28       $17.01      $0.26         $0.85        $0.06       (0.54)%
--------------------------------------------------------------------------------------------------
12/31/98                  17.09        18.28       0.29          1.06         0.00       14.96
--------------------------------------------------------------------------------------------------
12/31/97                  14.80        17.09       0.35          1.50         0.00       28.21
--------------------------------------------------------------------------------------------------
Inception*-- 12/31/96     15.06        14.80       0.41          1.79         0.00       12.86+
==================================================================================================
Total                                             $1.31         $5.20        $0.06
==================================================================================================

Historical Performance -- Class Z Shares

                                        Net Asset Value
                                      ------------------
                         Beginning      End      Income     Capital Gain      Return             Total
Year Ended               of Year      of Year   Dividends   Distributions    of Capital         Returns(1)
==========================================================================================================
12/31/99                 $18.31       $17.04      $0.26         $0.85          $0.06               (0.54)%
----------------------------------------------------------------------------------------------------------
12/31/98                  17.12        18.31       0.29          1.06           0.00               14.95
----------------------------------------------------------------------------------------------------------
12/31/97                  14.82        17.12       0.35          1.50           0.00               28.27
----------------------------------------------------------------------------------------------------------
12/31/96                  14.61        14.82       0.41          1.79           0.00               16.47
----------------------------------------------------------------------------------------------------------
12/31/95                  12.19        14.61       0.42          1.18           0.00               33.41
----------------------------------------------------------------------------------------------------------
Inception*-- 12/31/94     12.54        12.19       0.12          0.14           0.00               (0.73)+
==========================================================================================================
Total                                             $1.85         $6.52          $0.06
==========================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

Average Annual Total Returns

                                                                         Without Sales Charges(1)
                                                       ----------------------------------------------------------------
                                                       Class A      Class B       Class L       Class Y        Class Z
=======================================================================================================================
Year Ended 12/31/99                                    (0.91)%      (1.66)%       (1.65)%       (0.54)%        (0.54)%
-----------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/99                              17.53        16.63         16.61         N/A            17.91
-----------------------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/99                               11.86        N/A           N/A           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/99                            11.39        15.82         13.03         13.79          17.17
=======================================================================================================================

                                                                         With Sales Charges(2)
                                                      -----------------------------------------------------------------
                                                       Class A      Class B       Class L       Class Y        Class Z
=======================================================================================================================
Year Ended 12/31/99                                    (5.86)%      (6.31)%       (3.54)%       (0.54)%        (0.54)%
-----------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/99                              16.33        16.53         16.38         N/A            17.91
-----------------------------------------------------------------------------------------------------------------------
Ten Years Ended 12/31/99                               11.29        N/A           N/A           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/99                            11.22        15.82         12.87         13.79          17.17
=======================================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------


                                                        Without Sales Charges(1)
================================================================================
Class A (12/31/89 through 12/31/99)                              206.81%
--------------------------------------------------------------------------------
Class A (Inception* through 12/31/99)                          3,285.62
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/99)                            113.06
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/99)                            138.06
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/99)                             65.45
--------------------------------------------------------------------------------
Class Z (Inception* through 12/31/99)                            126.20
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L, Y and Z shares are May 18, 1967, November 7, 1994, December 2, 1992, February 6, 1996 and November 7, 1994, respectively.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       7

--------------------------------------------------------------------------------
Large Cap Value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A Shares of the Large Cap Value Fund vs. the Standard & Poor's 500 Index and the Russell 1000 Value Index+
--------------------------------------------------------------------------------
                        December 1989 -- December 1999

                                    [GRAPH]

                    Large Cap          Standard & Poor's
                   Value Fund             500 Index++             Russell 1000++
Dec/1989              9,428                 10,000                    10,000
Dec/1990              8,337                  9,690                     9,192
Dec/1991             10,804                 12,636                    11,454
Dec/1992             11,584                 13,598                    13,035
Dec/1993             12,787                 14,964                    15,397
Dec/1994             12,754                 15,161                    15,091
Dec/1995             17,164                 20,852                    20,877
Dec/1996             19,921                 25,637                    25,394
Dec/1997             25,351                 34,189                    34,327
Dec/1998             27,647                 43,967                    39,695
Dec/1999             28,926                 53,214                    46,995

+ Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1989, assuming deduction of the maximum 5.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1999. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this index generally have low price to book and price/earnings ratios, higher dividend yields and lower forecasted growth values. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

++ It is the opinion of management that the Russell 1000 Value Index more accurately reflects the current composition of the Large Cap Value Fund rather than the Standard & Poor's 500 Index. In future reporting, the Russell 1000 Value Index will be used as a basis for comparison of total return performance rather than the Standard & Poor's 500 Index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Industry Diversification of Common Stock*

 8.4%            Banking
 7.0%            Capital Goods
 9.4%            Energy
 8.2%            Insurance
12.2%            Integrated Oil
 5.7%            Office Equipment
31.7%            Other
 5.7%            Raw & Intermediate Materials
11.7%            Telephone

*    As a percentage of total investments.

Top Ten Holdings*
---------------------------------------------------------
 1. Enron Corp.                                     5.1%
---------------------------------------------------------
 2. Exxon Mobil Corp.                               5.0
---------------------------------------------------------
 3. General Electric Co.                            4.5
---------------------------------------------------------
 4. Marsh & McLennan Cos., Inc.                     3.6
---------------------------------------------------------
 5. The Chase Manhattan Corp.                       3.6
---------------------------------------------------------
 6. AT&T Corp.                                      3.2
---------------------------------------------------------
 7. Sprint Corp.                                    3.2
---------------------------------------------------------
 8. United Technologies Corp.                       3.0
---------------------------------------------------------
 9. Honeywell International Inc.                    2.9
---------------------------------------------------------
10. GTE Corp.                                       2.8
---------------------------------------------------------


--------------------------------------------------------------------------------
 8                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------

SHARES                                 SECURITY                       VALUE
================================================================================
COMMON STOCK -- 100%

Aerospace & Defense -- 3.0%
  600,000   United Technologies Corp.                            $   39,000,000
--------------------------------------------------------------------------------
Automobiles -- 3.0%
  350,000   General Motors Corp.                                     25,440,625
  325,000   Union Pacific Corp. (a)                                  14,178,125
--------------------------------------------------------------------------------
                                                                     39,618,750
--------------------------------------------------------------------------------
Banking -- 8.4%
  425,000   Bank of America Corp.                                    21,329,687
  600,000   The Chase Manhattan Corp.                                46,612,500
1,075,000   Mellon Financial Corp. (a)                               36,617,188
   75,000   Merrill Lynch & Co., Inc.                                 6,262,500
--------------------------------------------------------------------------------
                                                                    110,821,875
--------------------------------------------------------------------------------
Capital Goods -- 7.0%
  575,000   Emerson Electric Co.                                     32,990,625
  380,000   General Electric Co.                                     58,805,000
--------------------------------------------------------------------------------
                                                                     91,795,625
--------------------------------------------------------------------------------
Chemicals -- 2.4%
  100,000   The Dow Chemical Co. (a)                                 13,362,500
  277,204   E.I. du Pont de Nemours & Co. (a)                        18,260,754
--------------------------------------------------------------------------------
                                                                     31,623,254
--------------------------------------------------------------------------------
Drugs -- 4.8%
  650,000   American Home Products Corp.                             25,634,375
  575,000   Bristol-Myers Squibb Co.                                 36,907,812
--------------------------------------------------------------------------------
                                                                     62,542,187
--------------------------------------------------------------------------------
Energy -- 9.4%
  450,000   Duke Energy Corp. (a)                                    22,556,250
1,500,000   Enron Corp. (a)                                          66,562,500
  349,975   Halliburton Co.                                          14,086,494
  607,500   Unicom Corp. (a)                                         20,351,250
--------------------------------------------------------------------------------
                                                                    123,556,494
--------------------------------------------------------------------------------
Foods -- 3.5%
  405,000   H.J. Heinz Co.                                           16,124,063
  850,000   PepsiCo, Inc. (a)                                        29,962,500
--------------------------------------------------------------------------------
                                                                     46,086,563
--------------------------------------------------------------------------------
Instruments - Controls -- 4.7%
  417,000   The Chubb Corp.                                          23,482,312
  653,625   Honeywell International Inc.                             37,705,992
--------------------------------------------------------------------------------
                                                                     61,188,304
--------------------------------------------------------------------------------
Insurance -- 8.2%
  170,000   CIGNA Corp. (a)                                          13,695,625
  575,000   The Hartford Financial Services Group, Inc.              27,240,625
  500,000   Marsh & McLennan Cos., Inc. (a)                          47,843,750
  605,000   UnumProvident Corp.                                      19,397,813
--------------------------------------------------------------------------------
                                                                    108,177,813
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           December 31, 1999
--------------------------------------------------------------------------------

SHARES                                 SECURITY                       VALUE
================================================================================
--------------------------------------------------------------------------------
Integrated Oil -- 12.2 %
--------------------------------------------------------------------------------
  200,000   Atlantic Richfield Co. (a)                           $   17,300,000
  318,000   BP Amoco PLC (a)                                         18,861,375
  300,000   Chevron Corp.                                            25,987,500
  700,000   Conoco Inc., Class A Shares (a)                          17,325,000
  583,498   Conoco Inc., Class B Shares                              14,514,513
  821,657   Exxon Mobil Corp. (a)                                    66,194,712
--------------------------------------------------------------------------------
                                                                    160,183,100
--------------------------------------------------------------------------------
Medical Products & Supplies -- 2.9%
  215,000   Baxter International Inc.                                13,504,687
  535,000   Pharmacia & Upjohn, Inc.                                 24,075,000
--------------------------------------------------------------------------------
                                                                     37,579,687
--------------------------------------------------------------------------------
Natural Gas -- 2.6%
1,100,000   The Williams Cos., Inc.                                  33,618,750
--------------------------------------------------------------------------------
Office Equipment -- 5.7%
  490,000   International Paper Co. (a)                              27,654,375
  600,000   Pitney Bowes Inc. (a)                                    28,987,500
  800,000   Xerox Corp.                                              18,150,000
--------------------------------------------------------------------------------
                                                                     74,791,875
--------------------------------------------------------------------------------
Publishing -- 1.6%
  345,000   The McGraw-Hill Cos., Inc.                               21,260,625
--------------------------------------------------------------------------------
Raw & Intermediate Materials -- 5.7%
  390,000   Alcoa Inc. (a)                                           32,370,000
1,300,000   Masco Corp.                                              32,987,500
  115,500   Reynolds Metals Co.                                       8,850,188
--------------------------------------------------------------------------------
                                                                     74,207,688
--------------------------------------------------------------------------------
Retail -- 3.2%
  317,000   Avon Products, Inc.                                      10,461,000
  475,000   Kimberly-Clark Corp.                                     30,993,750
--------------------------------------------------------------------------------
                                                                     41,454,750
--------------------------------------------------------------------------------
Telephone -- 11.7%
  825,000   AT&T Corp. (a)                                           41,868,750
  525,000   GTE Corp.                                                37,045,313
  675,000   SBC Communications Inc.                                  32,906,250
  620,000   Sprint Corp.                                             41,733,750
--------------------------------------------------------------------------------
                                                                    153,554,063
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost-- $1,019,638,686*)                             $1,311,061,403
================================================================================
(a)  All or a portion of this security is on loan (See Note 5).
 *   Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
 10                                                Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $1,019,638,686)                  $1,311,061,403
  Collateral for securities on loan (Note 5)                        151,452,968
  Receivable for securities sold                                      4,296,020
  Receivable for Fund shares sold                                     1,997,600
  Dividends and interest receivable                                   1,978,477
--------------------------------------------------------------------------------
  Total Assets                                                    1,470,786,468
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 5)                           151,452,968
  Payable to bank                                                     7,450,328
  Payable for Fund shares purchased                                   2,591,542
  Management fees payable                                               629,460
  Distribution fees payable                                               1,800
  Accrued expenses                                                      275,904
--------------------------------------------------------------------------------
  Total Liabilities                                                 162,402,002
--------------------------------------------------------------------------------
Total Net Assets                                                 $1,308,384,466
================================================================================
NET ASSETS:
  Par value of capital shares                                    $      769,718
  Capital paid in excess of par value                             1,016,826,899
  Overdistributed net investment income                                 (14,608)
  Accumulated net realized loss on security transactions               (620,260)
  Net unrealized appreciation of investments                        291,422,717
--------------------------------------------------------------------------------
Total Net Assets                                                 $1,308,384,466
================================================================================
Shares Outstanding:
  Class A                                                            43,781,300
  -----------------------------------------------------------------------------
  Class B                                                             6,994,636
  -----------------------------------------------------------------------------
  Class L                                                             5,765,888
  -----------------------------------------------------------------------------
  Class Y                                                            10,875,356
  -----------------------------------------------------------------------------
  Class Z                                                             9,554,612
  -----------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                         $17.00
  -----------------------------------------------------------------------------
  Class B *                                                              $16.94
  -----------------------------------------------------------------------------
  Class L **                                                             $16.95
  -----------------------------------------------------------------------------
  Class Y (and redemption price)                                         $17.01
  -----------------------------------------------------------------------------
  Class Z (and redemption price)                                         $17.04
  -----------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share)      $17.89
  -----------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $17.12
===============================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      11

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                       $  26,898,032
  Interest                                                              504,428
  Less: Foreign withholding tax                                         (31,800)
--------------------------------------------------------------------------------
  Total Investment Income                                            27,370,660
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            7,651,395
  Distribution fees (Note 2)                                          4,042,765
  Shareholder and system servicing fees                                 716,754
  Shareholder communications                                             90,155
  Registration fees                                                      73,000
  Custody                                                                37,011
  Audit and legal                                                        29,375
  Directors' fees                                                        23,959
  Other                                                                  71,300
--------------------------------------------------------------------------------
  Total Expenses                                                     12,735,714
--------------------------------------------------------------------------------
Net Investment Income                                                14,634,946
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             461,958,425
    Cost of securities sold                                         398,028,508
--------------------------------------------------------------------------------
  Net Realized Gain                                                  63,929,917
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                               387,481,636
    End of year                                                     291,422,717
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                           (96,058,919)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (32,129,002)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $  (17,494,056)
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets        For the Years Ended December 31, 1999
--------------------------------------------------------------------------------

                                                                         1999                        1998
============================================================================================================
OPERATIONS:
  Net investment income                                           $   14,634,946             $   15,625,393
  Net realized gain                                                   63,929,917                 69,968,356
  Increase (decrease) in net unrealized appreciation                 (96,058,919)                75,404,104
------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                  (17,494,056)               160,997,853
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              (14,579,182)               (15,626,789)
  Net realized gains                                                 (63,537,409)               (71,127,486)
  Capital                                                             (4,214,738)                        --
------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders          (82,331,329)               (86,754,275)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales                                            286,875,651                195,965,272
  Net asset value of shares issued for reinvestment of dividends      64,751,969                 69,891,960
  Cost of shares reacquired                                         (246,832,983)              (121,731,558)
------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                104,794,637                144,125,674
------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                 4,969,252                218,369,252

NET ASSETS:
  Beginning of year                                                1,303,415,214              1,085,045,962
------------------------------------------------------------------------------------------------------------
  End of year*                                                    $1,308,384,466             $1,303,415,214
============================================================================================================

* Includes overdistributed net investment income of:                    $(14,608)                   $(8,872)
============================================================================================================



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      13

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
1. Significant Accounting Policies
The Large Cap Value Fund ("Portfolio") is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this Portfolio and two other separate investment portfolios: U.S. Government Securities Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the bid and ask prices; (c) securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets by class;
(i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.   Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Portfolio

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

pays SSBC a management fee calculated at an annual rate of 0.60% on the Portfolio's average daily net assets up to $500 million, 0.55% on the next $500 million and 0.50% on average daily net assets in excess of $1.0 billion. These fees are calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") became the Portfolio's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through December 31, 1999, the Portfolio paid transfer agent fees of $161,449 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the year ended December 31, 1999, SSB received total brokerage commissions of $21,216.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1999, CFBDS and SSB received sales charges of $820,000 and $453,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to CFBDS were approximately as follows:

                            Class A                 Class B         Class L
================================================================================
CDSCs                       $4,000                  $176,000        $27,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended December 31, 1999, total Distribution Plan fees were as follows:

                                   Class A          Class B         Class L
================================================================================
Distribution Plan Fees             $2,037,311       $1,087,146      $918,308
================================================================================

All officers and one Director of the Fund are employees of SSB.


3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                 $514,071,737
--------------------------------------------------------------------------------
Sales                                     461,958,425
================================================================================

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                       $327,973,566
Gross unrealized depreciation                       (36,550,849)
--------------------------------------------------------------------------------
Net unrealized appreciation                         $291,422,717
================================================================================



--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


5. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1999, the Portfolio loaned stocks having a value of approximately $149,111,880 and holds the following collateral for loaned securities:

Security Descriptions                                                  Value
================================================================================
Time Deposits:
  CAISSE, 12.00% due 1/3/00                                         $  4,289,325
  Chase Bank, 4.50% due 1/3/00                                         7,279,770
  Deutsche Bank, 11.00% due 1/3/00                                    25,649,714
  Marshal & Isley, 2.00% due 1/3/00                                      745,227
  Suntrust Bank, 13.00% due 1/3/00                                     5,225,383
  Suntrust Bank, 4.50% due 1/3/00                                      7,863,762
Certificates of Deposit:
  Deutsche Bank, 6.04% due 1/3/00                                      4,843,875
  Toronto Dominion, 6.74% due 1/14/00                                  9,573,056
Commercial Paper:
  American Home, 5.90% due 3/3/00                                      1,739,002
  Atlantis One, 5.99% due 1/25/00                                     16,510,061
  CC USA Disc, 5.94% due 2/22/00                                      10,287,815
  Corp Receivable, 6.19% due 1/20/00                                  11,621,889
  Delaware Funding, 6.00% due 1/24/00                                  6,335,184
  Moriarity Disc, 5.91% due 2/1/00                                    10,308,171
  Moriarity Disc, 5.95% due 2/18/00                                    1,415,602
  Moriarity Disc, 5.98% due 2/14/00                                   16,995,239
  Sigma Finance, 5.93% due 3/6/00                                      3,268,994
Floating Rate Notes:
  American Home, 5.51% due 4/20/00                                     1,570,284
  KeyBank, 5.90% due 4/20/00                                           5,314,758
  Sigma Finance, 6.25% due 4/4/00                                        615,857
--------------------------------------------------------------------------------
Total                                                               $151,452,968
================================================================================

For the year ended December 31, 1999, income earned by the Portfolio from securities lending was $103,972.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Capital Shares

At December 31, 1999, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At December 31, 1999, total paid-in capital amounted to the following for each class:

                                      Class A               Class B             Class L            Class Y              Class Z
====================================================================================================================================
Total Paid-in Capital                 $475,786,563          $126,034,587        $96,222,421        $189,091,918         $130,461,128
====================================================================================================================================
Transactions in shares of each class were as follows:

                                                              Year Ended                             Year Ended
                                                           December 31, 1999                     December 31, 1998
                                                    -----------------------------        ----------------------------------
                                                      Shares             Amount              Shares              Amount
===========================================================================================================================
Class A
Shares sold                                          5,013,895       $  92,920,169          2,930,454         $ 53,653,695
Shares issued on reinvestment                        2,501,796          42,790,540          2,761,372           50,701,617
Shares reacquired                                   (8,652,752)       (158,447,531)        (5,175,572)         (94,163,370)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                             (1,137,061)      $ (22,736,822)           516,254         $ 10,191,942
===========================================================================================================================
Class B
Shares sold                                          4,427,025       $  83,969,932          2,474,028         $ 45,218,249
Shares issued on reinvestment                          361,942           6,119,426            208,508            3,803,115
Shares reacquired                                   (1,626,979)        (29,674,516)          (525,055)          (9,395,016)
---------------------------------------------------------------------------------------------------------------------------
Net Increase                                         3,161,988       $  60,414,842          2,157,481         $ 39,626,348
===========================================================================================================================
Class L*
Shares sold                                          3,011,037       $  57,035,420          1,444,291         $ 26,485,334
Shares issued on reinvestment                          299,065           5,059,969            206,008            3,760,225
Shares reacquired                                   (1,176,864)        (21,533,421)          (487,633)          (8,820,378)
---------------------------------------------------------------------------------------------------------------------------
Net Increase                                         2,133,238       $  40,561,968          1,162,666         $ 21,425,181
===========================================================================================================================
Class Y
Shares sold                                          2,202,645       $  40,349,777          2,165,372         $ 39,371,723
Shares issued on reinvestment                               --                  --                 --                   --
Shares reacquired                                      (28,660)           (562,000)                --                   --
---------------------------------------------------------------------------------------------------------------------------
Net Increase                                         2,173,985       $  39,787,777          2,165,372         $ 39,371,723
===========================================================================================================================
Class Z
Shares sold                                            670,713       $  12,600,353          1,704,869         $ 31,236,271
Shares issued on reinvestment                          626,698          10,782,034            631,826           11,627,003
Shares reacquired                                   (1,973,751)        (36,615,515)          (518,759)          (9,352,794)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                               (676,340)      $ (13,233,128)         1,817,936         $ 33,510,480
===========================================================================================================================

*    On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:


Class A Shares                                           1999(1)         1998(1)         1997             1996            1995
=================================================================================================================================
Net Asset Value, Beginning of Year                       $18.28          $17.09          $14.79           $14.59          $12.18
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
Net investment income                                      0.20            0.24            0.29             0.36            0.39
Net realized and unrealized gain (loss)                   (0.37)           2.24            3.80             1.99            3.59
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                       (0.17)           2.48            4.09             2.35            3.98
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                                     (0.20)          (0.23)          (0.29)           (0.36)          (0.39)
Net realized gains(2)                                     (0.85)          (1.06)          (1.50)           (1.79)          (1.18)
Capital                                                   (0.06)             --              --               --              --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.11)          (1.29)          (1.79)           (2.15)          (1.57)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $17.00          $18.28          $17.09           $14.79          $14.59
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                              (0.91)%         14.61%          27.86%           16.06%          33.05%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $744,405        $821,003        $758,708         $645,935        $617,431
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                                   0.90%           0.90%           0.92%            0.95%           1.02%
Net investment income                                      1.09            1.29            1.71             2.28            2.78
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      34%             48%             40%              49%             51%
==================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares                                           1999(1)         1998(1)         1997             1996            1995
====================================================================================================================================
Net Asset Value, Beginning of Year                       $18.21          $17.03          $14.74           $14.54          $12.15
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                    0.06            0.09            0.16             0.25            0.24
  Net realized and unrealized gain (loss)                 (0.37)           2.24            3.78             1.98            3.62
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                       (0.31)           2.33            3.94             2.23            3.86
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   (0.05)          (0.09)          (0.15)           (0.24)          (0.29)
  Net realized gains(2)                                   (0.85)          (1.06)          (1.50)           (1.79)          (1.18)
  Capital                                                 (0.06)             --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.96)          (1.15)          (1.65)           (2.03)          (1.47)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                             $16.94          $18.21          $17.03           $14.74          $14.54
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              (1.66)%         13.71%          26.83%           15.22%          32.07%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                         $118,477         $69,786         $28,525          $14,883          $6,065
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                 1.67%           1.69%           1.71%            1.71%           1.73%
  Net investment income                                    0.32            0.51            0.92             1.55            1.83
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      34%             48%             40%              49%             51%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares                                            1999(1)       1998(1)(2)          1997             1996            1995
====================================================================================================================================
Net Asset Value, Beginning of Year                        $18.22          $17.05           $14.76           $14.57          $12.18
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                     0.06            0.09             0.16             0.24            0.27
  Net realized and unrealized gain (loss)                  (0.37)           2.24             3.79             1.98            3.59
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (0.31)           2.33             3.95             2.22            3.86
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    (0.05)          (0.10)           (0.16)           (0.24)          (0.29)
  Net realized gains(3)                                    (0.85)          (1.06)           (1.50)           (1.79)          (1.18)
  Capital                                                  (0.06)             --               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.96)          (1.16)           (1.66)           (2.03)          (1.47)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $16.95          $18.22           $17.05           $14.76          $14.57
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               (1.65)%         13.73%           26.85%           15.15%          32.01%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                           $97,745         $66,190          $42,115          $33,365         $29,758
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                  1.66%           1.67%            1.69%            1.73%           1.79%
  Net investment income                                     0.34            0.52             0.93             1.50            2.00
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       34%             48%              40%              49%             51%
====================================================================================================================================

Class Y Shares                                            1999(1)         1998(1)          1997           1996(1)(4)
====================================================================================================================================
Net Asset Value, Beginning of Year                        $18.28          $17.09           $14.80           $15.06
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                     0.26            0.30             0.38             0.36
  Net realized and unrealized gain (loss)                  (0.36)           2.24             3.76             1.58
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (0.10)           2.54             4.14             1.94
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    (0.26)          (0.29)           (0.35)           (0.41)
  Net realized gains(3)                                    (0.85)          (1.06)           (1.50)           (1.79)
  Capital                                                  (0.06)             --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.17)          (1.35)           (1.85)           (2.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $17.01          $18.28           $17.09           $14.80
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               (0.54)%         14.96%           28.21%           12.86%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $184,974        $159,084         $111,690          $30,169
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                  0.58%           0.58%            0.60%            0.66%+
  Net investment income                                     1.41            1.61             2.06             3.02+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       34%             48%              40%              49%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.
(4)  For the period from February 6, 1996 (inception date) to December 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
20                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Z Shares                                 1999(1)       1998(1)       1997         1996        1995
==============================================================================================================
Net Asset Value, Beginning of Year             $18.31        $17.12       $14.82       $14.61      $12.19
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.26          0.30         0.35         0.42        0.43
  Net realized and unrealized gain (loss)       (0.36)         2.24         3.80         1.99        3.59
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.10)         2.54         4.15         2.41        4.02
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.26)        (0.29)       (0.35)       (0.41)      (0.42)
  Net realized gains(2)                         (0.85)        (1.06)       (1.50)       (1.79)      (1.18)
  Capital                                       (0.06)           --           --           --          --
--------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.17)        (1.35)       (1.85)       (2.20)      (1.60)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $17.04        $18.31       $17.12       $14.82      $14.61
--------------------------------------------------------------------------------------------------------------
Total Return                                    (0.54)%       14.95%       28.27%       16.47%      33.41%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $162,783      $187,352     $144,008     $113,160     $98,661
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                     0.58%         0.59%        0.60%        0.62%       0.69%
    Net investment income                        1.40          1.61         2.03         2.62        3.11
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            34%           48%          40%          49%         51%
==============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.



--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      21

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Value Fund of Smith Barney Funds, Inc., as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities sold, but not yet delivered we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large Cap Value Fund of Smith Barney Funds, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                    /s/ KPMG LLP

New York, New York
February 11, 2000


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------
On May 12, 1999, a special meeting of shareholders of the Fund was held for the purpose of electing Directors to the Fund.

The results of the vote were as follows:

                                   Shares Voted        Percentage        Shares Voted        Percentage
Name of Directors                       For           Shares Voted          Against         Shares Voted
--------------------------------------------------------------------------------------------------------
Lee Abraham                       62,342,951.572         98.630%          865,940.611           1.370%
Allan J. Bloostein                62,384,540.377         98.696           824,351.806           1.304
Jane F. Dasher                    62,392,002.787         98.708           816,889.396           1.292
Donald R. Foley                   62,322,262.500         98.597           886,629.683           1.403
Richard E. Hanson, Jr.            62,380,877.618         98.690           828,014.565           1.310
Paul Hardin                       62,379,975.324         98.689           828,916.859           1.311
Heath B. McLendon                 62,370,261.215         98.673           838,630.968           1.327
Roderick C. Rasmussen             62,346,471.848         98.636           862,420.335           1.364
John P. Toolan                    62,396,377.832         98.715           812,514.351           1.285
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      23

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

     .    A corporate dividends received deduction of 100%.
     .    Total long-term capital gain distributions paid of $63,921,087.




--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

Smith Barney
Funds, Inc.

Directors
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus


Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Ellen Cardozo Sonsino
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9134
Boston, Massachusetts 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. - Large Cap Value Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales materials after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

[LOGO OF SALOMON SMITH BARNEY]

Smith Barney Funds, Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD0853 2/00

[LOGO OF SMITH BARNEY]

                           Smith Barney Funds, Inc.
                                  Short-Term
                             High Grade Bond Fund

                                                               ANNUAL REPORT

                                                               DECEMBER 31, 1999

[LOGO OF SMITH BARNEY]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Funds, Inc.


[PHOTO]             [PHOTO]
HEATH B.            JAMES E.
MCLENDON            CONROY

Chairman            Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund ("Portfolio") for the year ended December 31, 1999. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended December 31, 1999, the Portfolio returned 0.76% for Class A shares, without sales charges. In comparison, the Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index returned 2.15% for the year ended December 31, 1999. (The Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index consists of short-term U.S. treasury and corporate debt securities. Past performance is not indicative of future results.) In addition, the Lipper, Inc. peer group average for general U.S. government funds posted a 2.81% return for the same period. (Lipper, Inc. is an independent fund-tracking organization.) During the past year, the Portfolio distributed income dividends totaling $0.19 per Class A share. For performance information on the Portfolio's other share class, please refer to page 4.

Market Update
1999 turned out to be one of the two worst years for the bond market in the 1990's (1994 being the other) and we believe this has been one of the most difficult markets since bond markets first were recorded back in 1973.

In 1999 the bond market was negatively impacted by diminishing liquidity -- a direct result of the global financial crisis that reached its climax in October of 1998, as well as the Federal Reserve Board's ("Fed") three 25-basis-point increases (100 basis points are equal to one percent) on June 30, August 24 and November 16, 1999, respectively.1

--------------
1 On Wednesday, February 2, 2000, the Fed raised interest rates by 0.25% to 5.75% after this letter was written.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      1

It is our belief that the worst may be over. With the likelihood of more moderate growth going forward, inflation fears could abate. Many bond experts expect that yields on 30-year U.S. Treasuries will trade between 6% and 6.7% over the next 12 months. If correct, these yields may provide investors with some offset against declines in bond prices.

Investment Strategy
The Portfolio seeks current income, preservation of capital and liquidity by investing primarily in "high grade"2 fixed income securities. Securities in which the Portfolio invests include corporate debt securities, bank obligations and securities issued by the U.S. government and its agencies and instrumentalities. The Portfolio may also invest in U.S. dollar denominated fixed income securities of foreign issuers.

The Portfolio's investment strategy has included slowly buying U.S. Treasuries and extending maturities as interest rates rose during this period. In our view, we have probably seen the highs in yields over the near-term, and our investment strategy in the coming months will be to increase our U.S. Treasury exposure and reduce our mortgage-backed securities holdings.

During this period, we attempted to mirror the 1-5 year corporate benchmark. In addition, we have maintained a duration of 2.25 to 2.37 years in the Portfolio. The chart below shows the yields for U.S. Treasuries during the reporting period.

                           Yields from U.S. Treasuries
                                                                 12/31/99
                                                              --------------
Interest Rates                       12/31/98     12/31/99    High      Low
--------------                       --------     --------    ----      ----
2-year U.S. Treasury Notes             4.53%        6.23%     6.23%     4.44%
5-year U.S. Treasury Notes             4.54         6.34      6.34      4.46
10-year U.S. Treasury Bonds            4.65         6.43      6.43      4.61
30-year U.S. Treasury Bonds            5.09         6.48      6.49      5.06


--------------
2 The "high grade" fixed income securities the Fund invests in are rated by a national rating organization at the time of purchase within one of the top three categories, or if unrated, judged by the manager to be comparable credit quality.


--------------------------------------------------------------------------------
 2                                          1999 Annual Report to Shareholders

Thank you for investing in the Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon                        /s/ James E. Conroy

Heath B. McLendon                           James E. Conroy
Chairman                                    Vice President

January 19, 2000


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                           Net Asset Value
                         --------------------
                        Beginning      End     Income     Capital Gain   Total
Year Ended               of Year     of Year  Dividends  Distributions  Returns
===============================================================================
12/31/99                 $4.13       $3.97     $0.19         $0.00       0.76%
-------------------------------------------------------------------------------
12/31/98                  4.09        4.13      0.20          0.00       6.07
-------------------------------------------------------------------------------
12/31/97                  4.05        4.09      0.22          0.00       6.73
-------------------------------------------------------------------------------
12/31/96                  4.19        4.05      0.23          0.00       2.17
-------------------------------------------------------------------------------
12/31/95                  3.91        4.19      0.22          0.00      13.16
-------------------------------------------------------------------------------
12/31/94                  4.16        3.91      0.18          0.00      (2.15)
-------------------------------------------------------------------------------
12/31/93                  4.12        4.16      0.18          0.02       6.01
-------------------------------------------------------------------------------
12/31/92                  4.09        4.12      0.19          0.01       5.92
-------------------------------------------------------------------------------
Inception* - 12/31/91     4.01        4.09      0.03          0.01       2.85+
===============================================================================
Total                                          $1.64         $0.04
===============================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                           ---------------
                        Beginning       End     Income      Capital Gain  Total
Year Ended               of Year      of Year  Dividends   Distributions Returns
================================================================================
12/31/99                 $4.13        $3.97    $0.21          $0.00       1.26%
--------------------------------------------------------------------------------
12/31/98                  4.09         4.13     0.22           0.00       6.56
--------------------------------------------------------------------------------
12/31/97                  4.05         4.09     0.24           0.00       7.20
--------------------------------------------------------------------------------
Inception* - 12/31/96     4.19         4.05     0.22           0.00       2.08+
================================================================================
Total                                          $0.89       $0.00
================================================================================
It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges
                                           -------------------------------------
                                               Class A            Class Y
================================================================================
Year Ended 12/31/99                              0.76%             1.26%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                        5.71              N/A
--------------------------------------------------------------------------------
Inception* through 12/31/99                      5.11              4.36
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges
================================================================================
Class A (Inception* through 12/31/99)                    50.00%
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/99)                    18.09
================================================================================
* The inception dates for Class A and Y shares are November 11, 1991 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
 4                                          1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
             the Short-Term High Grade Bond Fund vs. Lehman Brothers
                1-3 Year Treasury Index and Salomon Smith Barney
             Treasury/Government Sponsored/Corporate 1-5 Year Index+
--------------------------------------------------------------------------------

                          November 1991 -- December 1999

                                    [GRAPH]


            Short-Term\High           Lehman Brothers 1-3    Salomon Brothers Government
            Grade Bond Fund          Years Treasury Index     Corporate 1-5 Year Index
11/11/91        10,000                       10,000                    10,000
  Dec-91        10,283                       10,230                    10,189
  Dec-92        10,892                       10,902                    10,890
  Dec-93        11,547                       11,653                    11,673
  Dec-94        11,361                       11,770                    11,594
  Dec-95        12,874                       13,265                    13,086
  Dec-96        13,150                       13,905                    13,696
  Dec-97        14,034                       14,808                    14,672
  Dec-98        14,886                       15,848                    15,796
12/31/99        14,999                       16,307                    16,136


+ Hypothetical illustration of $10,000 invested in shares at inception on November 11, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1999. The Lehman Brothers 1-3 Year Treasury Index is composed of fixed-rate U.S. Treasury securities that have one year to three years final maturity and at least $100 million par amount outstanding. The Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. These indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other class may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

++ It is the opinion of management that the Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index more accurately reflects the current composition of the Short-Term High Grade Bond Fund. In future reporting, the Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index will be used as a basis of comparison of the total return performance rather than the Lehman Brothers 1-3 Year Treasury Index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      5

--------------------------------------------------------------------------------
Schedule of Investments                                     December 31, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT                        SECURITY                                VALUE
================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 51.6%
               U.S. Treasury Notes:
$ 8,000,000       6.000% due 8/15/00                               $ 8,006,000
  3,000,000       5.125% due 8/31/00                                 2,984,610
  3,000,000       5.625% due 11/30/00                                2,988,690
 13,000,000       5.500% due 7/31/01                                12,864,540
  3,000,000       5.500% due 8/31/01                                 2,965,740
  2,000,000       5.250% due 5/15/04                                 1,916,360
  8,500,000       6.000% due 8/15/04                                 8,368,505
  7,000,000    Fannie Mae, Notes, 6.500% due 8/15/04                 6,914,530
               Freddie Mac, Notes:
  2,000,000       6.250% due 10/15/02                                1,981,200
  4,000,000       6.250% due 7/15/04                                 3,910,000
--------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost-- $57,425,675)                                 52,900,175
================================================================================
 FACE
AMOUNT       RATING(a)        SECURITY                                VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 48.0%

Aerospace and Defense -- 1.4%
  1,500,000    Baa2*   Raytheon Co., Notes, 5.700% due 11/1/03       1,400,625
--------------------------------------------------------------------------------
Banks/Savings and Loans -- 3.4%
  2,000,000    Aa3*    BankAmerica Corp., Sub. Notes, 7.875%
                         due 12/1/02                                 2,040,000
  1,500,000    A+      Toronto-Dominion Bank, Sub. Notes, 6.500%
                         due 1/15/07                                 1,450,350
--------------------------------------------------------------------------------
                                                                     3,490,350
--------------------------------------------------------------------------------
Broadcasting - TV Cable and Radio -- 8.2%
  1,000,000    BBB-    CBS Corp., Notes, 8.375% due 6/15/02          1,016,250
  2,000,000    BBB     Continental Cablevision, Sr. Notes, 8.500%
                         due 9/15/01                                 2,042,500
  2,000,000    AA-     TCI Communications, Inc., Sr. Notes, 6.375%
                         due 5/1/03                                  1,955,000
                       Time Warner Inc., Notes:
  2,000,000    BBB       7.950% due 2/1/00                           2,002,500
  1,355,000    BBB       9.625% due 5/1/02                           1,422,750
--------------------------------------------------------------------------------
                                                                     8,439,000
--------------------------------------------------------------------------------
Consumer Durables -- 3.4%
  3,500,000    Baa2*   Black & Decker Corp., Notes, 6.625%
                         due 11/15/00                                3,495,625
--------------------------------------------------------------------------------
Consumer Products -- 1.9%
  2,000,000    AA      Procter & Gamble Co., Unsubordinated Notes,
                         6.600% due 12/15/04                         1,975,000
--------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 2.0%
  2,000,000    A+    IBM Corp., Notes, 7.250% due 11/1/02            2,015,000
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 6                                          1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           December 31, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT       RATING(a)        SECURITY                                VALUE
================================================================================
Financial Services -- 17.8%
  1,000,000    A+    American General Finance, Sr. Notes, 5.875%
                       due 7/15/01                                $    983,750
  1,500,000    AA-   Associates Corp., Sr. Notes, 7.500%
                       due 4/15/02                                   1,515,000
  2,000,000    A+    Chrysler Financial Co., LLC, Notes, 5.875%
                       due 2/7/01                                    1,980,000
  2,000,000    A-    Donaldson, Lufkin & Jenrette Securities
                       Corp., Notes, 6.375% due 5/26/00              1,998,760
  2,000,000    A1*   Ford Motor Credit Co., Notes, 8.000%
                       due 6/15/02                                   2,042,500
  2,000,000    A     General Motors Acceptance Corp., Bonds,
                       5.500% due 1/14/02                            1,940,000
  2,500,000    A+    Goldman Sachs Group, LP, Notes, 6.250%
                       due 2/1/03                                    2,421,875
  1,545,000    A+    International Lease Finance Corp., Bonds,
                       5.900% due 4/15/02                            1,502,513
  2,000,000    AA-   Merrill Lynch & Co., Notes, 6.060%
                       due 10/15/01                                  1,970,000
  2,000,000    A+    Morgan Stanley Dean Witter & Co.,
                       Sr. Unsubordinated Notes, 5.625% due 1/20/04  1,890,000
--------------------------------------------------------------------------------
                                                                    18,244,398
--------------------------------------------------------------------------------
Pollution Control/Waste Management -- 2.4%
  2,500,000    BBB-  Waste Management, Inc., Notes, 6.250% due
                       10/15/00                                      2,450,000
--------------------------------------------------------------------------------
Rail/Trucking/Overnight Delivery -- 2.8%
  3,000,000    BBB-  Union Pacific Resources, Debentures,
                       6.340% due 11/25/03                           2,880,000
--------------------------------------------------------------------------------
Retail -- 1.9%
  2,000,000    A-    Dayton Hudson Corp., Notes, 6.800%
                       due 10/1/01                                   1,990,000
--------------------------------------------------------------------------------
Telecommunications -- 2.8%
  3,000,000    BBB+  Sprint Capital Corp., Company Guaranteed,
                       5.700% due 11/15/03                           2,850,000
--------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $46,561,238)                          49,229,998
================================================================================
REPURCHASE AGREEMENT -- 0.4%
    424,000          Morgan Stanley Dean Witter & Co., 2.500% due 1/3/99;
                     Proceeds at maturity -- $424,265; (Fully collateralized by
                     U.S. Treasury Notes, 6.000% to 7.250% due 8/15/22 to
                     2/15/26; Market value -- $436,546) (Cost -- 424,000)
                                                                  $    424,000
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $104,410,913**)                     $102,554,173
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 8 for definitions of ratings.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      7

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.
AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.


Aaa  -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
 8                                          1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                          December 31, 1999
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $104,410,913)                    $102,554,173
  Receivable for Fund shares sold                                       63,173
  Cash                                                                     298
  Interest receivable                                                1,913,187
--------------------------------------------------------------------------------
  Total Assets                                                     104,530,831
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                    166,150
  Management fees payable                                               43,892
  Payable for Fund shares purchased                                     21,311
  Distribution fees payable                                              6,365
  Accrued expenses                                                      33,477
--------------------------------------------------------------------------------
  Total Liabilities                                                    271,195
--------------------------------------------------------------------------------
Total Net Assets                                                  $104,259,636
================================================================================
NET ASSETS:
  Par value of capital shares                                        $ 262,557
  Capital paid in excess of par value                              113,599,235
  Undistributed net investment income                                   11,939
  Accumulated net realized loss from security transactions          (7,757,355)
  Net unrealized depreciation of investments                        (1,856,740)
--------------------------------------------------------------------------------
Total Net Assets                                                  $104,259,636
================================================================================
Shares Outstanding:
     Class A                                                        13,451,827
     ---------------------------------------------------------------------------
     Class Y                                                        12,803,869
     ---------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                      $3.97
     ---------------------------------------------------------------------------
     Class Y (and redemption price)                                      $3.97
     ---------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       9

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                         $ 6,313,045
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                             495,532
  Distribution fees (Note 2)                                           213,085
  Shareholder and system servicing fees                                 55,032
  Shareholder communications                                            46,681
  Audit and legal                                                       31,269
  Registration fees                                                     20,608
  Custody                                                                4,787
  Directors' fees                                                        3,289
  Other                                                                  8,108
--------------------------------------------------------------------------------
  Total Expenses                                                       878,391
--------------------------------------------------------------------------------
Net Investment Income                                                5,434,654
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
      Proceeds from sales                                           91,421,019
      Cost of securities sold                                       93,222,438
--------------------------------------------------------------------------------
  Net Realized Loss                                                 (1,801,419)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments:
    Beginning of year                                                  763,604
    End of year                                                     (1,856,740)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                           (2,620,344)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (4,421,763)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 1,012,891
================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 10                                         1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                For the Years Ended December 31,

                                                        1999            1998
================================================================================
OPERATIONS:
  Net investment income                             $ 5,434,654     $ 5,307,489
  Net realized gain (loss)                           (1,801,419)        957,511
  Increase in net unrealized
     appreciation (depreciation)                     (2,620,344)         17,286
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              1,012,891       6,282,286
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (5,434,096)     (5,307,489)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (5,434,096)     (5,307,489)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                   73,188,210      75,308,121
  Net asset value of shares issued for
    reinvestment of dividends                         2,497,476       2,853,464
  Cost of shares reacquired                         (81,090,728)    (66,197,339)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                          (5,405,042)     11,964,246
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    (9,826,247)     12,939,043

NET ASSETS:
  Beginning of year                                 114,085,883     101,146,840
--------------------------------------------------------------------------------
  End of year*                                     $104,259,636    $114,085,883
================================================================================
* Includes undistributed net investment income of:      $11,939          $8,437
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                    11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
1. Significant Accounting Policies

The Short-Term High Grade Bond Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and two other separate investment portfolios: Large Cap Value Fund and U.S. Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
2. Management Agreements and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.45% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup Inc., became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through December 31, 1999, the Fund paid transfer agent fees of $8,210 to Private Trust.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee and a service fee with respect to Class A shares calculated at the annual rate of 0.10% and 0.25% of its average daily net assets, respectively.

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $98,683,310
--------------------------------------------------------------------------------
Sales                                                            91,421,019
================================================================================

At December 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                   $        --
Gross unrealized depreciation                                    (1,856,740)
--------------------------------------------------------------------------------
Net unrealized depreciation                                     $(1,856,740)
================================================================================


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                    13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

During the year ended December 31, 1999, the Portfolio had no open reverse repurchase agreements.

6. Capital Loss Carryforward

At December 31, 1999, the Portfolio had for Federal income tax purposes approximately $7,757,000 of capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                2002         2003         2004       2007
================================================================================
Carryforward Amounts         $3,858,000   $1,124,000   $971,000   $1,804,000
================================================================================


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
7. Capital Shares

At December 31, 1999, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At December 31, 1999, total paid-in capital amounted to the following for each class:

                                            Class A                Class Y
================================================================================
Total Paid-in Capital                     $62,172,635            $51,689,157
================================================================================

Transactions in shares of each class were as follows:

                                       Year Ended                   Year Ended
                                    December 31, 1999            December 31, 1998
                               ---------------------------   --------------------------
                                  Shares        Amount         Shares        Amount
=======================================================================================
Class A
Shares sold                     15,781,549   $ 64,318,447    14,613,133   $ 60,380,053
Shares issued on reinvestment      616,825      2,497,420       692,314      2,853,464
Shares reacquired              (19,644,379)   (79,985,537)  (16,035,928)   (66,197,339)
---------------------------------------------------------------------------------------
Net Decrease                    (3,246,005)  $(13,169,670)     (730,481)  $ (2,963,822)
=======================================================================================
Class Y
Shares sold                      2,176,262    $ 8,869,763     3,626,421   $ 14,928,068
Shares issued on reinvestment           14             56            --             --
Shares reacquired                 (275,123)    (1,105,191)           --             --
---------------------------------------------------------------------------------------
Net Increase                     1,901,153    $ 7,764,628     3,626,421   $ 14,928,068
=======================================================================================


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                             1999(1)   1998(1)   1997     1996    1995
====================================================================================
Net Asset Value, Beginning of Year         $4.13     $4.09    $4.05    $4.19   $3.91
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                     0.19      0.20     0.22     0.23    0.22
  Net realized and unrealized gain (loss)  (0.16)     0.04     0.04    (0.14)   0.28
------------------------------------------------------------------------------------
Total Income From Operations                0.03      0.24     0.26     0.09    0.50
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.19)    (0.20)   (0.22)   (0.23)  (0.22)
------------------------------------------------------------------------------------
Total Distributions                        (0.19)    (0.20)   (0.22)   (0.23)  (0.22)
------------------------------------------------------------------------------------
Net Asset Value, End of Year               $3.97     $4.13    $4.09    $4.05   $4.19
------------------------------------------------------------------------------------
Total Return                                0.76%     6.07%    6.73%    2.17%  13.16%
------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $53       $69      $71      $83    $107
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.01%     1.04%    0.95%    0.98%   0.98%
  Net investment income                     4.70      4.94     5.53     5.62    5.29
------------------------------------------------------------------------------------
Portfolio Turnover Rate                       88%      150%     145%     130%     29%
====================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares                             1999(1)   1998(1)   1997    1996(2)
================================================================================
Net Asset Value, Beginning of Year         $4.13     $4.09    $4.05    $4.19
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                     0.21      0.22     0.24     0.22
  Net realized and unrealized gain (loss)  (0.16)     0.04     0.04    (0.14)
--------------------------------------------------------------------------------
Total Income From Operations                0.05      0.26     0.28     0.08
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.21)    (0.22)   (0.24)   (0.22)
--------------------------------------------------------------------------------
Total Distributions                        (0.21)    (0.22)   (0.24)   (0.22)
--------------------------------------------------------------------------------
Net Asset Value, End of Year               $3.97     $4.13    $4.09    $4.05
--------------------------------------------------------------------------------
Total Return                                1.26%     6.56%    7.20%    2.08%++
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $51       $45      $30      $32
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.53%     0.56%    0.50%    0.58%+
  Net investment income                     5.19      5.42     6.00     5.99+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                       88%      150%     145%     130%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from February 7, 1996 (inception date) through December 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      17

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term High Grade Bond Fund of Smith Barney Funds, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short-Term High Grade Bond Fund of Smith Barney Funds, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                  /s/ KPMG LLP


New York, New York
February 11, 2000


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------
On May 12, 1999, a special meeting of shareholders of the Fund was held for the purpose of electing Directors to the Fund.

The results of the vote were as follows:

                               Shares       Percentage     Shares     Percentage
                               Voted        of Shares       Voted     of Shares
Name of Directors               For           Voted        Against      Voted
================================================================================
Lee Abraham                62,342,951.572     98.630%     865,940.611   1.370%
Allan J. Bloostein         62,384,540.377     98.696      824,351.806   1.304
Jane F. Dasher             62,392,002.787     98.708      816,889.396   1.292
Donald R. Foley            62,322,262.500     98.597      886,629.683   1.403
Richard E. Hanson, Jr.     62,380,877.618     98.690      828,014.565   1.310
Paul Hardin                62,379,975.324     98.689      828,916.859   1.311
Heath B. McLendon          62,370,261.215     98.673      838,630.968   1.327
Roderick C. Rasmussen      62,346,471.848     98.636      862,420.335   1.364
John P. Toolan             62,396,377.832     98.715      812,514.351   1.285
================================================================================


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      19

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes the Portfolio hereby designates for the fiscal year ended December 31, 1999:

    . A total of 22.27% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

                                                [LOGO OF SALOMON SMITH BARNEY]


Directors
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

James E. Conroy
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699



This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.



Salomon Smith Barney is a service mark
of Salomon Smith Barney Inc.


Smith Barney Funds, Inc.
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD0854 2/00

[LOGO OF SMITH BARNEY]

                           SMITH BARNEY FUNDS, INC.
                                U.S. GOVERNMENT
                                SECURITIES Fund

                                                     STYLE PURE SERIES

                                                     ANNUAL REPORT

                                                     DECEMBER 31, 1999

                            [LOGO OF SMITH BARNEY]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Funds, Inc.


               [PHOTO]                            [PHOTO]

               HEATH B. MCLENDON                  JAMES E. CONROY

               Chairman                           Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Funds Inc. - U.S. Government Securities Fund ("Fund") for the year ended December 31, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance can be found in the appropriate sections that follow.

Performance Update
For the year ended December 31, 1999, the Fund returned a negative 0.24% for Class A shares, excluding the effects of sales charges. In comparison, the Lehman Brothers Mortgage-Backed Securities ("MBS") Index returned 1.86% for the year ended December 31, 1999. (The Lehman Brothers MBS Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Past performance is not indicative of future results.)

Also, in comparison, the average total return for the general U.S. government funds according to Lipper Inc., an independent fund-tracking organization, was 0.65%. During the past year, the Fund distributed income dividends totaling $0.71 per Class A share. For performance information on the Fund's other share classes, please refer to page five.

Market Update and Outlook
We believe 1999 turned out to be one of the two worst years for the bond market in the 1990's, 1994 being the other. In 1999 the bond market was negatively impacted by the diminishing liquidity--a direct result of the global financial crisis that reached its climax in October of 1998, and by the Federal Reserve Board ("Fed") three 25-basis-point increases (100 basis points are equal to one percent) on June 30, August 24 and November 16, 1999, respectively.1

-----------
1 On Wednesday, February 2, 2000 after this letter was written, the Fed raised interest rates by 0.25% to 5.75%.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      1

It is our belief that the worst may be over. With the likelihood of more moderate growth going forward, inflation fears could abate. Many bond experts expect that yields on 30-year U.S. Treasuries will trade between 6.0% and 6.7% over the next 12 months. If correct, these yields may provide investors with an offset against declines in bond prices.

Investment Strategy
The Fund seeks high current income, liquidity and security principal. The Fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in related repurchase and reverse repurchase agreements.

The U.S. government securities in which the Fund invests consists primarily of mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

During the period, the Fund's income orientation helped returns due to our emphasis on mortgage-backed securities and U.S. Treasury strips throughout the year. We employed this strategy in an attempt to mirror the Government National Mortgage Association ("GNMA") Master Mortgage Index./2/ In addition, we have maintained an average duration of roughly 4.75 years.

Our strategy has included slowly buying U.S. Treasuries and extending maturities as interest rates have risen during this period. In our view, we have probably seen the highs in yields over the near-term. Our investment strategy in the coming months will be to increase our U.S. Treasury exposure and reduce our mortgage-backed securities holdings. The chart below shows the yields for various U.S. Treasuries during the reporting period.

                          Yields from U.S. Treasuries

Interest Rates:                      12/31/98     12/31/99      High      Low
                                     --------     --------      ----      ---

2-year U.S. Treasury Notes            4.53%        6.23%        6.23%     4.44%
5-year U.S. Treasury Notes            4.54         6.34         6.34      4.46
10-year U.S. Treasury Bonds           4.65         6.43         6.43      4.61
30-year U.S. Treasury Bonds           5.09         6.48         6.49      5.06


-----------
2 The GNMA Master Mortgage Index includes various weightings of all outstanding coupons issued in 15- and 30-year GNMA mortgage pass-throughs.

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Thank you for investing in the Smith Barney Funds, Inc. - U.S. Government Securities Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/S/ Heath B. McLendon                    /a/ James E. Conroy

Heath B. McLendon                        James E. Conroy
Chairman                                 Vice President

January 19, 2000


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Smith Barney Funds, Inc.                                                      3

--------------------------------------------------------------------------------
                       Principal Risks of Investing in
                      the U.S. Government Securities Fund

Investors could lose money on their investment in the U.S. Government Securities Fund ("Fund"), or the Fund may not perform as well as other investments, if:

 .    Interest rates increase, causing the prices of fixed income securities to decline which would reduce the value of the Fund's portfolio

 .    Prepayment or call risk: As interest rates decline, the issuers of mortgage-related or callable securities held by the Fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

 .    Extension risk: As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities

 .    The manager's judgement about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Payments of principal and interest on mortgage-backed securities issued by instrumentalities of the U.S. government are guaranteed solely by the issuer and not guaranteed by the U.S. government. Although payment of principal and interest on mortgage-backed securities issued by U.S. agencies are guaranteed by the full faith and credit of the U.S. government, this guarantee does not apply to losses resulting from declines in the market value of these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                 Net Asset Value
                 ---------------
               Beginning     End        Income    Capital Gain      Total
Year Ended      of Year    of Year    Dividends   Distributions   Returns(1)
================================================================================
12/31/99        $13.41     $12.67       $0.71         $0.00         (0.24)%
--------------------------------------------------------------------------------
12/31/98         13.61      13.41        0.72          0.27          6.04
--------------------------------------------------------------------------------
12/31/97         13.24      13.61        0.86          0.00          9.67
--------------------------------------------------------------------------------
12/31/96         13.59      13.24        0.86          0.00          3.97
--------------------------------------------------------------------------------
12/31/95         12.50      13.59        0.92          0.00         16.52
--------------------------------------------------------------------------------
12/31/94         13.66      12.50        0.91          0.05         (1.48)
--------------------------------------------------------------------------------
12/31/93         13.87      13.66        0.98          0.11          6.40
--------------------------------------------------------------------------------
12/31/92         14.10      13.87        1.08          0.08          6.85
--------------------------------------------------------------------------------
12/31/91         13.22      14.10        1.13          0.05         16.29
--------------------------------------------------------------------------------
12/31/90         13.17      13.22        1.18          0.00          9.95
================================================================================
Total                                   $9.35         $0.56
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                 Net Asset Value
                 ---------------
               Beginning     End        Income    Capital Gain      Total
Year Ended      of Year    of Year    Dividends   Distributions   Returns(1)
================================================================================
12/31/99         $13.42     $12.69      $0.64         $0.00        (0.66)%
--------------------------------------------------------------------------------
12/31/98          13.63      13.42       0.66          0.27         5.47
--------------------------------------------------------------------------------
12/31/97          13.26      13.63       0.80          0.00         9.12
--------------------------------------------------------------------------------
12/31/96          13.61      13.26       0.79          0.00         3.44
--------------------------------------------------------------------------------
12/31/95          12.51      13.61       0.86          0.00         16.03
--------------------------------------------------------------------------------
Inception* -
  12/31/94        12.47      12.51       0.21          0.00         2.04+
================================================================================
Total                                   $3.96         $0.27
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                 Net Asset Value
                 ---------------
               Beginning     End        Income    Capital Gain      Total
Year Ended      of Year    of Year    Dividends   Distributions   Returns(1)
================================================================================
12/31/99         $13.40     $12.67      $0.64         $0.00         (0.67)%
--------------------------------------------------------------------------------
12/31/98          13.60      13.40       0.66          0.27          5.53
--------------------------------------------------------------------------------
12/31/97          13.23      13.60       0.80          0.00          9.18
--------------------------------------------------------------------------------
12/31/96          13.58      13.23       0.80          0.00          3.49
--------------------------------------------------------------------------------
12/31/95          12.50      13.58       0.87          0.00          15.93
--------------------------------------------------------------------------------
12/31/94          13.66      12.50       0.83          0.04          (2.11)
--------------------------------------------------------------------------------
12/31/93          13.86      13.66       0.88          0.11          5.74
--------------------------------------------------------------------------------
Inception* -
  12/31/92        14.01      13.86       0.30          0.00          1.07+
================================================================================
Total                                   $5.78         $0.42
================================================================================

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       5

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                 Net Asset Value
               -------------------
               Beginning     End        Income    Capital Gain      Total
Year Ended      of Year    of Year    Dividends   Distributions   Returns(1)
================================================================================
12/31/99         $13.42     $12.68      $0.75         $0.00         0.08%
--------------------------------------------------------------------------------
12/31/98          13.64      13.42       0.78          0.27         6.29
--------------------------------------------------------------------------------
12/31/97          13.27      13.64       0.90          0.00        10.00
--------------------------------------------------------------------------------
12/31/96          13.61      13.27       0.89          0.00         4.30
--------------------------------------------------------------------------------
12/31/95          12.51      13.61       0.96          0.00        16.88
--------------------------------------------------------------------------------
12/31/94          13.67      12.51       0.91          0.04        (1.53)
--------------------------------------------------------------------------------
Inception* -
  12/31/93        13.97      13.67       0.95          0.11         5.55+
================================================================================
Total                                   $6.14         $0.42
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains,if any,annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                         Without Sales Charges(1)
                                 ----------------------------------------
                                 Class A    Class B    Class L    Class Y
================================================================================
Year Ended 12/31/99              (0.24)%    (0.66)%    (0.67)%     0.08%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99         7.05       6.53       6.55       7.37
--------------------------------------------------------------------------------
Ten Years Ended 12/31/99          7.25        N/A        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/99       8.67       6.75       5.25       5.82
================================================================================

                                           With Sales Charges(2)
                                 ----------------------------------------
                                 Class A    Class B    Class L    Class Y
================================================================================
Year Ended 12/31/99              (4.71)%    (4.92)%    (2.63)%     0.08%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99         6.06       6.38       6.33       7.37
--------------------------------------------------------------------------------
Ten Years Ended 12/31/99          6.75        N/A        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/99       8.34       6.75       5.10       5.82
================================================================================




--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
================================================================================
Class A (12/31/89 through 12/31/99)                     101.29%
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/99)                    40.02
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/99)                    43.66
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/99)                    48.29
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00% respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L and Y shares are October 9, 1984, November 7, 1994, December 2, 1992 and January 12, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

               Growth of $10,000 Invested in Class A Shares of the
                      U.S. Government Securities Fund vs.
               Lehman Brothers Mortgage-Backed Securities Index+
--------------------------------------------------------------------------------
                         December 1989 -- December 1999


                                    [GRAPH]


                            U.S. Government            Lehman Brothers
                            Securities Fund               MBS Index

         Dec-89                  9,599                     10,000
         Dec-90                 10,516                     11,073
         Dec-91                 12,188                     12,814
         Dec-92                 12,980                     13,705
         Dec-93                 13,768                     14,642
         Dec-94                 13,534                     14,407
         Dec-95                 15,770                     16,829
         Dec-96                 16,396                     17,729
         Dec-97                 17,982                     19,411
         Dec-98                 19,068                     20,752
         Dec-99                 19,022                     21,137



+ Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1989, assuming deduction of the maximum 4.50% sales charge in effect at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through December 31, 1999. The Lehman Brothers Mortgage-Backed Securities ("MBS") Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. The index is unmanaged and is not subject to the management and trading expenses of a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT                                SECURITY                        VALUE
================================================================================
U.S. TREASURY OBLIGATIONS -- 2.1%
$ 5,000,000       U.S. Treasury Notes, 5.875% due 11/15/04
                  (Cost -- $4,945,313)                            $   4,903,500
================================================================================
U.S. GOVERNMENT AGENCIES -- 97.9%
                  Federal National Mortgage Association:
 32,745,913         7.00% due 8/1/29+                                31,671,192
        169         Dwarf 6.50% due 6/1/13                                  164
 54,000,000         Zero coupon due 6/1/17                           15,522,300
                  Government National Mortgage Association:
 32,900,604         6.50% due 10/15/28+                              30,905,841
 33,209,627         7.00% due 5/15/29+                               32,088,802
 41,199,419         7.50% due 7/15/29+                               40,761,469
 63,772,729         8.00% due 12/15/29+                              64,449,996
 11,448,469         Platinum 9.00% due 11/15/17                      11,995,820
--------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT AGENCIES
                  (Cost -- $234,597,798)                            227,395,584
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $239,543,111*)                         $ 232,299,084
================================================================================
+ Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.

*    Aggregate cost for Federal income tax purposes is substantially the same.






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      9

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                          December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $239,543,111)                    $ 232,299,084
  Receivable for Fund shares sold                                       145,356
  Interest receivable                                                 1,318,076
--------------------------------------------------------------------------------
  Total Assets                                                      233,762,516
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                       206,801
  Payable for Fund shares purchased                                     188,575
  Management fee payable                                                138,204
  Distribution fee payable                                                1,578
  Accrued expenses                                                       47,276
--------------------------------------------------------------------------------
  Total Liabilities                                                     582,434
--------------------------------------------------------------------------------
Total Net Assets                                                   $233,180,082
================================================================================
NET ASSETS:
  Par value of capital shares                                      $    183,995
  Capital paid in excess of par value                               247,405,406
  Undistributed net investment income                                 1,652,496
  Accumulated net realized loss on security transactions
    and futures contracts                                            (8,817,788)
  Net unrealized depreciation of investments                         (7,244,027)
--------------------------------------------------------------------------------
Total Net Assets                                                   $233,180,082
================================================================================
Shares Outstanding:
  Class A                                                            16,006,455
  ------------------------------------------------------------------------------
  Class B                                                             1,068,747
  ------------------------------------------------------------------------------
  Class L                                                             1,129,322
  ------------------------------------------------------------------------------
  Class Y                                                               194,943
  ------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                         $12.67
  ------------------------------------------------------------------------------
  Class B*                                                               $12.69
  ------------------------------------------------------------------------------
  Class L**                                                              $12.67
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                         $12.68
  ------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per
    share)                                                               $13.27
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per
    share)                                                               $12.80
================================================================================

* Redemption price is NAV of Class B shares reduced by 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by 1.00% CDSC if shares are redeemed within the first year of purchase.




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                         $ 17,617,813
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            1,260,250
  Distribution fees (Note 2)                                            792,899
  Shareholder and system servicing fees                                 120,592
  Registration fees                                                      70,000
  Shareholder communications                                             39,480
  Audit and legal                                                        16,801
  Custody                                                                16,002
  Directors' fees                                                         5,001
  Other                                                                  10,000
--------------------------------------------------------------------------------
  Total Expenses                                                      2,331,025
--------------------------------------------------------------------------------
Net Investment Income                                                15,286,788
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
  Realized Loss From:
    Security transactions (excluding short-term securities)          (7,266,916)
    Futures contracts                                                  (915,000)
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (8,181,916)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
    of Investments:
    Beginning of year                                                 1,076,235
    End of year                                                      (7,244,027)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (8,320,262)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                       (16,502,178)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $  (1,215,390)
================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets        For the Years Ended December 31, 1999
--------------------------------------------------------------------------------

                                                         1999         1998
================================================================================
OPERATIONS:
  Net investment income                           $  15,286,788   $  16,571,257
  Net realized gain (loss)                           (8,181,916)      6,619,679
  Increase in net unrealized depreciation            (8,320,262)     (4,713,699)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Operations                                       (1,215,390)     18,477,237
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (14,264,175)    (17,009,666)
  Net realized gains                                         --      (6,181,782)
  Capital                                                    --         (25,989)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                   (14,264,175)    (23,217,437)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                  906,652,727     110,832,636
  Net asset value of shares issued for
    reinvestment of dividends                         8,719,918      14,619,029
  Cost of shares reacquired                        (951,026,813)   (162,864,040)
--------------------------------------------------------------------------------
  Decrease in Net Assets
    From Fund Share Transactions                    (35,654,168)    (37,412,375)
--------------------------------------------------------------------------------
Decrease in Net Assets                              (51,133,733)    (42,152,575)
NET ASSETS:
  Beginning of year                                 284,313,815     326,466,390
--------------------------------------------------------------------------------
End of year*                                      $ 233,180,082   $ 284,313,815
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                     $   1,652,496   $      (5,989)
================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The U.S. Government Securities Fund ("Portfolio"), is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and two other separate investment portfolios: Large Cap Value Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986,as amended,pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment,financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc.,a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager for the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% of the first $200 million of the average daily net assets, and


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

0.40% of the average daily net assets of the Portfolio in excess of $200 million. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through December 31, 1999, the Fund paid transfer agent fees of $23,500 to Private Trust.

CFBDS, Inc. ("CFBDS"), acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1999, CFBDS received sales charges of approximately $113,000 and $20,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to CFBDS were approximately $2,000, $26,000 and $3,000 for Class A, Class B and Class L shares,respectively.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition,the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31,1999,total Distribution Plan fees were as follows:

                                       Class A          Class B         Class L
================================================================================
Distribution Plan Fees                $582,092         $106,934        $103,873
================================================================================

All officers and one Director of the Fund are employees of SSB.



--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3.  Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $524,300,160
--------------------------------------------------------------------------------
Sales                                                               544,196,083
================================================================================

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $   109,201
Gross unrealized depreciation                                        (7,353,228)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(7,244,027)
================================================================================

4.  Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreement

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreement.

At December 31,1999,the Portfolio had no open reverse repurchase agreements.




--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6.  Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities, particularly GNMAs, on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 1999, the Portfolio had no TBA securities.

7.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31,1999,the Portfolio had no open futures contracts.

8.  Capital Shares

At December 31,1999,the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights. Each class bears certain expenses specifically related to the distribution of its shares.




--------------------------------------------------------------------------------
16                                          1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
At December 31, 1999, total paid-in capital amounted to the following for each class:

                              Class A       Class B       Class L       Class Y
================================================================================
Total Paid-in Capital      $214,697,983   $13,980,270   $15,627,004   $3,284,144
================================================================================


Transactions in shares of each class were as follows:

                                               Year Ended                               Year Ended
                                            December 31, 1999                       December 31, 1998
                                     --------------------------------         -------------------------------
                                        Shares             Amount               Shares             Amount
=============================================================================================================
Class A
Shares sold                           69,198,296       $ 899,315,105           7,074,244       $  96,446,096
Shares issued on reinvestment            591,604           7,682,394             835,229          11,318,097
Shares reacquired                    (72,472,777)       (941,068,231)         (9,182,077)      $(125,116,110)
-------------------------------------------------------------------------------------------------------------
Net Decrease                          (2,682,877)      $ (34,070,732)         (1,272,604)      $ (17,351,917)
=============================================================================================================
Class B
Shares sold                              307,144       $   4,010,617             461,439       $   6,299,469
Shares issued on reinvestment             39,047             507,217              48,009             650,837
Shares reacquired                       (384,807)         (5,022,756)           (299,904)         (4,090,139)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (38,616)      $    (504,922)            209,544       $   2,860,167
=============================================================================================================
Class L*
Shares sold                              254,539       $   3,322,005             235,526       $   3,207,791
Shares issued on reinvestment             36,919             478,902              46,788             632,968
Shares reacquired                       (312,047)         (4,068,787)           (195,860)         (2,665,220)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (20,589)      $    (267,880)             86,454       $   1,175,539
=============================================================================================================
Class Y
Shares sold                                  373       $       5,000                  --                  --
Shares issued on reinvestment              3,958              51,405               5,292       $      71,810
Shares reacquired                        (66,261)           (867,039)           (128,378)         (1,760,135)
-------------------------------------------------------------------------------------------------------------
Net Decrease                             (61,930)      $    (810,634)           (123,086)      $  (1,688,325)
=============================================================================================================
Class Z+
Shares sold                                   --                  --             356,630       $   4,879,280
Shares issued on reinvestment                 --                  --             143,416           1,945,317
Shares reacquired                             --                  --          (2,174,185)        (29,232,436)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                  --                  --          (1,674,139)      $ (22,407,839)
=============================================================================================================

* On June 12, 1998, Class C shares were renamed Class L shares.
+ As of December 31, 1998, all Class Z shares were fully redeemed.

9.  Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, approximately $8,818,000 of unused capital loss carryforwards available to offset future capital gains expiring in 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:


Class A Shares                                     1999(1)     1998(1)      1997        1996         1995
============================================================================================================
Net Asset Value, Beginning of Year                 $13.41      $13.61      $13.24      $13.59       $12.50
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                              0.75        0.71        0.85        0.84         0.92
  Net realized and unrealized gain (loss)           (0.78)       0.08        0.38       (0.33)        1.09
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.03)       0.79        1.23        0.51         2.01
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.71)      (0.72)      (0.86)      (0.86)       (0.92)
  Net realized gains                                   --       (0.27)      (0.00)*        --           --
  Capital                                              --       (0.00)*        --          --           --
------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.71)      (0.99)      (0.86)      (0.86)       (0.92)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $12.67      $13.41      $13.61      $13.24       $13.59
------------------------------------------------------------------------------------------------------------
Total Return                                        (0.24)%      6.04%       9.67%       3.97%       16.52%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                   $203        $251        $272        $312         $385
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                              5.82%       5.22%       6.37%       6.34%        6.82%
  Interest expense                                     --        0.05        0.16        0.30           --
  Other expenses                                     0.83        0.81        0.80        0.79**       0.79
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               193%        268%        130%        265%          57%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
*   Amount represents less than $0.01.
**  Amount has been restated from the December 31, 1996 annual report.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:



Class B Shares                                      1999(1)      1998(1)       1997         1996          1995
==================================================================================================================
Net Asset Value, Beginning of Year                  $13.42       $13.63       $13.26       $13.61        $12.51
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                               0.70         0.64         0.79         0.77          0.80
  Net realized and unrealized gain (loss)            (0.79)        0.08         0.38        (0.33)         1.16
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (0.09)        0.72         1.17         0.44          1.96
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.64)       (0.66)       (0.80)       (0.79)        (0.86)
  Net realized gains                                    --        (0.27)       (0.00)*         --            --
  Capital                                               --        (0.00)*         --           --            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.64)       (0.93)       (0.80)       (0.79)        (0.86)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $12.69       $13.42       $13.63       $13.26        $13.61
------------------------------------------------------------------------------------------------------------------
Total Return                                         (0.66)%       5.47%        9.12%        3.44%        16.03%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $13,558      $14,861      $12,238      $11,212       $11,116
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                               5.34%        4.69%        5.85%        5.85%         6.16%
  Interest expense                                      --         0.05         0.16         0.30            --
  Other expenses                                      1.33         1.31         1.31         1.28**        1.28
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                193%         268%         130%         265%           57%
==================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
*   Amount represents less than $0.01.
**  Amount has been restated from the December 31, 1996 annual report.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                     19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:


Class L Shares                                      1999(1)      1998(1)(2)       1997         1996          1995
=====================================================================================================================
Net Asset Value, Beginning of Year                  $13.40       $13.60          $13.23       $13.58        $12.50
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                               0.70         0.65            0.77         0.78          0.86
  Net realized and unrealized gain (loss)            (0.79)        0.08            0.40        (0.33)         1.09
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (0.09)        0.73            1.17         0.45          1.95
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.64)       (0.66)          (0.80)       (0.80)        (0.87)
  Net realized gains                                    --        (0.27)          (0.00)*         --            --
  Capital                                               --        (0.00)*            --           --            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.64)       (0.93)          (0.80)       (0.80)        (0.87)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $12.67       $13.40          $13.60       $13.23        $13.58
---------------------------------------------------------------------------------------------------------------------
Total Return                                         (0.67)%       5.53%           9.18%        3.49%        15.93%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $14,308      $15,407         $14,464      $17,249       $21,559
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                               5.38%        4.74%           5.91%        5.87%         6.36%
  Interest expense                                      --         0.05            0.16         0.30            --
  Other expenses                                      1.29         1.27            1.27         1.26**        1.25
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                193%         268%            130%         265%           57%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
*   Amount represents less than $0.01.
**  Amount has been restated from the December 31, 1996 annual report.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:


Class Y Shares                                     1999(1)      1998(1)       1997        1996         1995
===============================================================================================================
Net Asset Value, Beginning of Year                 $13.42       $13.64       $13.27      $13.61       $12.51
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                              0.79         0.75         0.88        0.88         1.00
  Net realized and unrealized gain (loss)           (0.78)        0.08         0.39       (0.33)        1.06
---------------------------------------------------------------------------------------------------------------
Total Income From Operations                         0.01         0.83         1.27        0.55         2.06
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.75)       (0.78)       (0.90)      (0.89)       (0.96)
  Net realized gains                                   --        (0.27)       (0.00)*        --          --
  Capital                                              --        (0.00)*         --          --           --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.75)       (1.05)       (0.90)      (0.89)       (0.96)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $12.68       $13.42       $13.64      $13.27       $13.61
---------------------------------------------------------------------------------------------------------------
Total Return                                         0.08%        6.29%       10.00%       4.30%       16.88%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $2,472       $3,447       $5,182      $5,589       $6,992
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                              6.10%        5.52%        6.65%       6.64%        7.22%
  Interest expense                                     --         0.05         0.16        0.30           --
  Other expenses                                     0.54         0.52         0.51        0.50**       0.49
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               193%         268%         130%        265%          57%
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
*   Amount represents less than $0.01.
**  Amount has been restated from the December 31, 1996 annual report.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      21

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of Smith Barney Funds,Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the U.S. Government Securities Portfolio of Smith Barney Funds, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Government Securities Portfolio of Smith Barney Funds, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                   /s/ KPMG LLP


New York, New York
February 11, 2000


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31,1999:

  . A total of 1.60% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      23

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------
On May 12, 1999, a special meeting of shareholders of the Fund was held for the purpose of electing Directors to the Fund.

The results of the vote were as follows:


                              Shares Voted       Percentage      Shares Voted     Percentage
Name of Directors                  For          Shares Voted        Against      Shares Voted
===============================================================================================
Lee Abraham                   62,342,951.572       98.630%       865,940.611        1.370%
Allan J. Bloostein            62,384,540.377       98.696        824,351.806        1.304
Jane F. Dasher                62,392,002.787       98.708        816,889.396        1.292
Donald R. Foley               62,322,262.500       98.597        886,629.683        1.403
Richard E. Hanson, Jr         62,380,877.618       98.690        828,014.565        1.310
Paul Hardin                   62,379,975.324       98.689        828,916.859        1.311
Heath B. McLendon             62,370,261.215       98.673        838,630.968        1.327
Roderick C. Rasmussen         62,346,471.848       98.636        862,420.335        1.364
John P. Toolan                62,396,377.832       98.715        812,514.351        1.285
===============================================================================================


--------------------------------------------------------------------------------
24                                          1999 Annual Report to Shareholders

                                                  [LOGO OF SALOMON SMITH BARNEY]
                                                  ------------------------------
                                                           A member of citigroup

Directors
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

James E. Conroy
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- U.S. Government Securities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney Funds, Inc.
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds